Exhibit 10.3

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

(As Amended and Restated Effective April 4, 2011)

Approved by the Shareholders on April 8, 2011

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

(As Amended and Restated Effective April 4, 2011)

SECTION 1. PURPOSE.

The Plan was originally adopted by the Board of Directors effective June 16, 2010. The purpose of the Plan is to offer selected service providers the opportunity to acquire equity in the Company through awards of Options (which may constitute incentive stock options or nonstatutory stock options) and the award or sale of Shares. The Plan was amended and restated as set forth herein, effective April 4, 2011, to increase the number of Shares available for issuance under the Plan and to provide for the grant of restricted stock units.

The award of Options and the award or sale of Shares under the Plan is intended to be exempt from the securities qualification requirements of the California Corporations Code by satisfying the exemption under section 25102(o) of the California Corporations Code. However, awards of Options and the award or sale of Shares may be made in reliance upon other state securities law exemptions. To the extent that such other exemptions are relied upon, the terms of this Plan which are included only to comply with section 25102(o) shall be disregarded to the extent provided in the Stock Option Agreement or Restricted Share Agreement. In addition, to the extent that section 25102(o) or the regulations promulgated thereunder are amended to delete any requirements set forth in such law or regulations, the terms of this Plan which are included only to comply with section 25102(o) or the regulations promulgated thereunder as in effect prior to any such amendment shall be disregarded to the extent permitted by applicable law.

SECTION 2. DEFINITIONS.

2.1	“Board” shall mean the Board of Directors of the Company, as constituted from time to time.

2.2	“Change in Control” shall mean the occurrence of any of the following events:

(a)	The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;

(b)	The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the shareholders of the Company approve a plan of complete liquidation of the Company; or

(c)

Any “person” (as defined below) who, by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

For purposes of Section 2.2(c), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

Notwithstanding the foregoing, the term “Change in Control” shall not include (a) a transaction the sole purpose of which is to change the state of the Company’s incorporation, (b) a transaction the sole purpose of which is to form a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, (c) a transaction the sole purpose of which is to make an initial public offering of the Company’s Stock or (d) any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board.

2.3	“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4	“Committee” shall mean the committee designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.

2.5	“Company” shall mean Envivio, Inc., a California corporation.

2.6	“Consultant” shall mean a consultant or advisor who is not an Employee or Outside Director and who performs bona fide services for the Company, a Parent or Subsidiary.

2.7	“Disability” shall mean a condition that renders an individual unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment.

2.8	“Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary and who is an “employee” within the meaning of section 3401(c) of the Code and regulations issued thereunder.

2.9	“Exchange Act” shall mean the U.S. Securities and Exchange Act of 1934, as amended.

2.10	“Exercise Price” shall mean the amount for which one Share may be purchased upon the exercise of an Option, as specified in a Stock Option Agreement.

2.11	“Fair Market Value” means, with respect to a Share, the market price of one Share of Stock, determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

2.12	“ISO” shall mean an incentive stock option described in section 422(b) of the Code.

2.13	“NSO” shall mean a stock option that is not an ISO.

2.14	“Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

2.15	“Optionee” shall mean an individual or estate that holds an Option.

2.16	“Outside Director” shall mean a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee.

2.17	“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

2.18	“Plan” shall mean the Envivio, Inc. 2010 Stock Incentive Plan, as amended and restated.

2.19	“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option).

2.20	“Purchaser” shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option) pursuant to a Restricted Share Agreement or RSU Agreement.

2.21	“Restricted Share Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

2.22	“Restricted Stock Unit” or “RSU” shall mean an unfunded and unsecured promise of the Company to deliver Shares (or cash having an equivalent value) subject to the terms, conditions and restrictions of an RSU Agreement.

2.23	“RSU Agreement” shall mean the agreement between the Company and a Purchaser who acquires RSUs pursuant to Section 8 of the Plan that contains the terms, conditions and restrictions pertaining to the RSUs.

2.24	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.25	“Service” shall mean service as an Employee, a Consultant or an Outside Director, subject to such further limitations as may be set forth in the applicable Stock Option Agreement, Restricted Share Agreement or RSU Agreement. Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company. However, for purposes of determining whether an Option is entitled to ISO status, and to the extent required under the Code, an Employee’s employment will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract or such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

2.26	“Share” shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

2.27	“Stock” shall mean the common stock of the Company.

2.28	“Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

2.29	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

2.30	“Ten-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership for purposes of this Section 2.30, the attribution rules of section 424(d) of the Code shall be applied.

SECTION	3. ADMINISTRATION.

3.1	General Rule. The Plan shall be administered by the Board. However, the Board may delegate any or all administrative functions under the Plan otherwise exercisable by the Board to one or more Committees. Each Committee shall consist of at least two directors of the Board who have been appointed by the Board. Each Committee shall have the authority and be responsible for such functions as the Board has assigned to it. If a Committee has been appointed, any reference to the Board in the Plan shall be construed as a reference to the Committee to whom the Board has assigned a particular function.

3.2	Board Authority and Responsibility. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and any other actions of the Board with respect to the Plan shall be final and binding on all persons deriving rights under the Plan.

SECTION 4. ELIGIBILITY.

4.1	General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of NSOs, the grant of RSUs or the award or sale of Shares.

SECTION 5. STOCK SUBJECT TO PLAN.

5.1	Share Limit. Subject to Sections 5.2 and 10, the aggregate number of Shares which may be issued under the Plan shall not exceed 33,014,223 Shares. The number of Shares which are subject to Options or other rights to acquire Stock outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares.

5.2	Additional Shares. In the event that any outstanding Option, RSU or other right to acquire Stock expires or is canceled for any reason, the Shares allocable to the unexercised portion of such Option, RSU or other right that is not settled for Shares shall remain available for issuance pursuant to the Plan. In the event that any outstanding RSU is settled, only the number of Shares actually issued upon settlement shall reduce the number of Shares available for issuance under the Plan. If a Share previously issued under the Plan is reacquired by the Company pursuant to a forfeiture provision, then such Share shall again become available for issuance under the Plan.

SECTION 6. RESTRICTED SHARES.

6.1	Restricted Share Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option or settlement of an RSU) shall be evidenced by a Restricted Share Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Restricted Share Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

6.2	Duration of Offers and Nontransferability of Purchase Rights. Any right to acquire Shares (other than an Option or RSU) shall automatically expire if not exercised by the Purchaser within thirty (30) days after the Company communicates the grant of such right to the Purchaser. Such right shall be nontransferable and shall be exercisable only by the Purchaser to whom the right was granted.

6.3	Purchase Price. The Board shall determine the amount of the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 9.

6.4	Repurchase Rights and Transfer Restrictions. Each award or sale of Shares shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine, subject to the requirements of Section 11. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

SECTION	7. STOCK OPTIONS.

7.1	Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Stock Option Agreement, which are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

7.2	Number of Shares; Kind of Option. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. The Stock Option Agreement shall also specify whether the Option is intended to be an ISO or an NSO.

7.3	Exercise Price. Each Stock Option Agreement shall set forth the Exercise Price, which shall be payable in a form described in Section 9. Subject to the following requirements, the Exercise Price under any Option shall be determined by the Board in its sole discretion:

(a)	Minimum Exercise Price for ISOs. The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the Exercise Price per Share of an ISO granted to a Ten-Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(b)	Minimum Exercise Price for NSOs. The Exercise Price per Share of an NSO shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

7.4	Term. Each Stock Option Agreement shall specify the term of the Option. The term of an Option shall in no event exceed ten (10) years from the date of grant. The term of an ISO granted to a Ten-Percent Shareholder shall not exceed five (5) years from the date of grant. Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.

7.5	Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable; provided, however, that no Option shall be exercisable unless the Optionee has delivered to the Company an executed copy of the Stock Option Agreement. Subject to the following restrictions, the Board in its sole discretion shall determine when all or any installment of an Option is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events:

(a)	Options Granted to Outside Directors. The exercisability of an Option granted to an Optionee for service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.

(b)	Early Exercise. A Stock Option Agreement may permit the Optionee to exercise the Option as to Shares that are subject to a right of repurchase by the Company in accordance with the requirements of Section 11.

7.6	Repurchase Rights and Transfer Restrictions. Shares purchased on exercise of Options shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine, subject to the requirements of Section 11. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

7.7	Transferability of Options. During an Optionee’s lifetime, his or her Options shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by the Optionee to a revocable trust or to one or more family members or a trust established for the benefit of the Optionee and/or one or more family members to the extent permitted by section 260.140.41(c) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.

7.8	Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service. Each Stock Option Agreement shall provide the Optionee with the right to exercise the Option following the Optionee’s termination of Service during the Option term, to the extent the Option was exercisable for vested Shares upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the Option term). If the Optionee’s Service is terminated for cause, the Stock Option Agreement may provide that the Optionee’s right to exercise the Option terminates immediately on the effective date of the Optionee’s termination. To the extent the Option was not exercisable for vested Shares upon termination of Service, the Option shall terminate when the Optionee’s Service terminates. Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

7.9	No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of the Option. No adjustments shall be made, except as provided in Section 10.

7.10	Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Board may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of

Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or increase the Optionee’s obligations under such Option.

SECTION 8. RESTRICTED STOCK UNITS

8.1 Form of Restricted Stock Unit Award. Each award of RSUs under the Plan shall be evidenced by an RSU Agreement between the Purchaser and the Company. The RSU Agreement shall specify the number of Shares subject to the award (which shall be subject to adjustment in accordance with Section 10), whether the award will be settled in Shares or cash (or a combination of both), the conditions applicable to vesting and settlement of the award, the time or times when the award will be settled (which may be later than the vesting date), and all other terms and conditions of the award. Such RSU award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the RSU Agreement, that are not inconsistent with the Plan. The provisions of the various RSU Agreements entered into under the Plan need not be identical.

8.2 Voting and Dividend Rights. The holders of RSUs shall have no voting or dividend rights. However, prior to settlement or forfeiture, any RSU awarded under the Plan may, at the Board’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on the number of Shares subject to the RSU while it is outstanding in accordance with such terms and conditions as the Board may provide. The Board may provide for dividend equivalents to be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both, as determined by the Board. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the RSUs to which they attach.

8.3 Creditors’ Rights. A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable RSU Agreement.

8.4 Repurchase Rights and Transfer Restrictions. Each award of Shares pursuant to an RSU Agreement shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable RSU Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

SECTION 9. PAYMENT FOR SHARES.

9.1	General. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash, cash equivalents or one of the other forms provided in this Section 9.

9.2	Surrender of Stock. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part by surrendering (in good form for transfer), or attesting to ownership of, Shares which have already been owned by the Optionee; provided, however, that payment may not be made in such form if such action would cause the Company to recognize any (or additional) compensation expense with respect to the

Option for financial reporting purposes. Such Shares shall be valued at their Fair Market Value on the date of Option exercise.

9.3	Services Rendered. As determined by the Board in its discretion, Shares may be awarded under the Plan in consideration of past services rendered to the Company, a Parent or Subsidiary.

9.4	Promissory Notes. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part with a full-recourse promissory note executed by the Optionee or Purchaser. The interest rate payable under the promissory note shall not be less than the minimum rate required to avoid the imputation of income for U.S. federal income tax purposes. Shares shall be pledged as security for payment of the principal amount of the promissory note, and interest thereon; provided that if the Optionee or Purchaser is a Consultant, such note must be collateralized with such additional security to the extent required by applicable laws. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Purchaser until such note is paid in full. Subject to the foregoing, the Board shall determine the term, interest rate and other provisions of the note.

9.5	Exercise/Sale. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

9.6	Exercise/Pledge. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

9.7	Other Forms of Payment. To the extent permitted by the Board in its sole discretion, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 10. ADJUSTMENT OF SHARES.

10.1	General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification, or a similar occurrence, the Board shall make equitable adjustments to the following: (i) the number of Shares available for future awards under Section 5; (ii) the number of Shares covered by each outstanding Option or RSU or; (iii) the Exercise Price under each outstanding Option and the Purchase Price of each stock purchase right; and (iv) the price of Shares subject to the Company’s right of repurchase.

10.2	Dissolution or Liquidation. To the extent not previously exercised or settled, Options and RSUs shall terminate immediately prior to the dissolution or liquidation of the Company.

10.3	Mergers and Consolidations. In the event that the Company is a party to a merger or other consolidation, or in the event of a transaction providing for the sale of all or substantially all of the Company’s stock or assets, outstanding Options and RSUs shall be subject to the agreement of merger, consolidation or sale. Such agreement may provide for one or more of the following: (i) the continuation of outstanding Options and RSUs by the Company, if the Company is a surviving corporation; (ii) the assumption of the Plan and outstanding Options and RSUs by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of options and restricted stock units with substantially the same terms for such outstanding Options and RSUs; (iv) immediate exercisability of such outstanding Options followed by the cancellation of such Options; or (v) settlement of the intrinsic value of the outstanding Options (whether or not then exercisable) and RSUs in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Options, RSUs or the underlying Shares) followed by the cancellation of such Options or RSUs, subject to compliance with Section 409A of the Code; in each case without the Optionee or Purchaser’s consent.

10.4	Reservation of Rights. Except as provided in this Section 10, an Optionee or Purchaser shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Option, RSU or other stock acquisition right, and/or the Exercise Price or Purchase Price thereunder. The grant of an Option, RSU or other right to acquire Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11. REPURCHASE RIGHTS.

11.1	Company’s Right To Repurchase Shares. The Company shall have the right to repurchase Shares that have been acquired through an award or sale of Shares or exercise of an Option upon termination of the Purchaser’s or Optionee’s Service if provided in the applicable Restricted Share Agreement or Stock Option Agreement. The Board in its sole discretion shall determine when the right to repurchase shall lapse as to all or any portion of the Shares, and may, in its discretion, provide for accelerated vesting in the event of a Change in Control or other events; provided, however, that the right to repurchase shall lapse as to all of the Shares issued to an Outside Director for service as an Outside Director in the event of a Change in Control.

SECTION 12. WITHHOLDING AND OTHER TAXES.

12.1	General. An Optionee or Purchaser or his or her successor shall pay, or make arrangements satisfactory to the Board for the satisfaction of, any federal, state, local or foreign withholding tax obligations that may arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

12.2	Share Withholding. The Board may permit an Optionee or Purchaser to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that would otherwise would be issued to him or her, or by surrendering all or a portion of any Shares that he or she previously acquired; provided, however, that in no event may an Optionee or Purchaser have withheld or surrender Shares in excess of the legally required withholding amount based on the minimum statutory withholding rates. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority. All elections by Optionees or Purchasers to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable.

12.3	Cashless Exercise/Pledge. The Board may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s or Purchaser’s withholding obligation by cashless exercise or pledge.

12.4	Other Forms of Payment. The Board may permit such other means of tax withholding as it deems appropriate.

12.5	Employer Fringe Benefit Taxes. To the extent permitted by applicable federal, state, local and foreign law, an Optionee or Purchaser shall be liable for any fringe benefit tax that may be payable by the Company and/or the Optionee’s or Purchaser’s employer in connection with any award granted to the Optionee or Purchaser under the Plan, which the Company and/or employer may collect by any reasonable method established by the Company and/or employer.

SECTION 13. SECURITIES LAW REQUIREMENTS.

13.1	General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be listed.

13.2	Dividend Rights. A Restricted Share Agreement may require that the holders of Shares invest any cash dividends received in additional Shares. Such additional Shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

SECTION 14. NO RETENTION RIGHTS.

No provision of the Plan, or any right or Option granted under the Plan, shall be construed to give any Optionee or Purchaser any right to become an Employee, to be treated as an Employee, or to continue in Service for any period of time, or restrict in any way the rights of the Company (or Parent or Subsidiary to whom the Optionee or Purchaser provides Service), which rights are expressly reserved, to terminate the Service of such person at any time and for any reason, with or without cause, without thereby incurring any liability to him or her.

SECTION 15. DURATION AND AMENDMENTS.

15.1	Term of the Plan. The Plan was originally adopted by the Board on June 16, 2010, and was approved by the Company’s shareholders within twelve (12) months after its adoption by the Board. The Plan shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Section 15.2 below.

15.2	Right to Amend or Terminate the Plan. The Board may amend, suspend, or terminate the Plan at any time and for any reason. An amendment of the Plan shall not be subject to the approval of the Company’s shareholders unless it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 10) or (ii) materially changes the class of persons who are eligible for the grant of Options or the award or sale of Shares.

15.3	Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise or settlement of an award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any award previously granted under the Plan without the holder’s consent.

SECTION 16. EXECUTION.

To record the amendment and restatement of the Plan by the Board on April 4, 2011, effective on such date, the Company has caused its authorized officer to execute the same.

Envivio, Inc.

By

Its

Standard Form for Employees

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Envivio, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its common stock (“Shares”). The terms and conditions of this Option are set forth in the Stock Option Agreement and the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:	[Date of Grant]

Name of Optionee:	[Name of Optionee]

Number of Option Shares:	[Number of Shares]

Exercise Price per Share:	$[Exercise Price] (The Exercise Price per Share of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. If Optionee is a Ten-Percent Shareholder, the Exercise Price per Share of an ISO must be at least one hundred ten percent (110%) of Fair Market Value.)

Vesting Start Date:	[Vesting Start Date]

Type of Option:	[Type of Grant: NSO/ISO]

Vesting Schedule:	[Cliff: Subject to the terms and conditions set forth in Section 2 of the Stock Option Agreement, the Option vests with respect to the first one-fourth (1/4th) of the Shares when you complete 12 months of continuous Service after the Vesting Start Date, and with respect to an additional 1/48th of the Shares when you complete each full month of continuous Service thereafter.] [Monthly: Subject to the terms and conditions set forth in Section 2 of the Stock Option Agreement, the Option vests and becomes exercisable monthly with respect to 1/48th of the Shares beginning on the one month anniversary of the Vesting Start Date and continuing with respect to an additional 1/48th of the Shares when you complete each full month of continuous Service thereafter.]

Change of Control Acceleration:	Notwithstanding the foregoing, immediately prior to an acquisition of or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity or the sale, lease, exchange or other transfer or disposition by the Company of all or substantially all of the Company’s assets (the “Change of Control”), 25% of the unvested Shares subject to this Option on the date of the Change of Control shall vest, but only if more than 0% of the Shares subject to this Option are vested as of the date of the Change of Control.

Other Options:	As a condition of the grant of this Option, you hereby agree that all outstanding options to purchase Shares held by you on the date hereof shall be subject to accelerated vesting upon a change of control of the Company only in accordance with the terms of the Change of Control Acceleration provision set forth above, notwithstanding any contrary provision in any other stock option agreement.

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[NAME OF OPTIONEE]	ENVIVIO, INC.

By:

Its:

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

SECTION 1. KIND OF OPTION.

This Option is intended to be either an incentive stock option intended to meet the requirements of section 422 of the Internal Revenue Code (an “ISO”) or a non-statutory option (an “NSO”), which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant. Even if this Option is designated as an ISO, it shall be deemed to be an NSO to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

SECTION 2. VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option will be exercisable with respect to the Shares that have become vested in accordance with the schedule set forth in the Notice of Stock Option Grant. If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates. If your Option is granted in consideration of your Service as an Outside Director, after your Service as an Outside Director terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Outside Director terminates.

SECTION 3. TERM.

Your Option will expire in any event at the close of business at Company headquarters on ten (10) years after the Date of Grant; provided, however, that if your Option is an ISO it will expire five (5) years after the Date of Grant if you are a Ten-Percent Shareholder of the Company (the “Expiration Date”). Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4. REGULAR TERMINATION.

(a)	If your Service terminates for any reason except death or Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination of Service. During that three (3) month period, you may exercise the portion of your Option that was vested on your termination date. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

(b)	If your Option is an ISO and you exercise it more than three months after termination of your Service as an Employee for any reason other than death or

Disability expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will cease to be eligible for ISO tax treatment.

(c)	Your Option will cease to be eligible for ISO tax treatment if you exercise it more than three months after the first day following three months of a bona fide leave of absence approved by the Company, unless you return to employment immediately upon termination of such leave or your right to reemployment after your leave was guaranteed by statute or contract.

SECTION 5. DEATH.

If you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of your death. During that twelve (12) month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 6. DISABILITY.

(a)	If your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. During that twelve (12) month period, you may exercise that portion of your Option that was vested on the date of your Disability. “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

(b)	If your Option is an ISO and your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three (3) months following the termination of your Service as an Employee.

SECTION 7. EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A. You must submit this form, together with full payment, to the Company. Your exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 8. PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents. Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise. To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes. The Company will provide the forms necessary to make such a cashless exercise. The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

SECTION 9. TAX WITHHOLDING AND REPORTING.

(a)	You will not be allowed to exercise this Option unless you pay, or make acceptable arrangements to pay, any taxes required to be withheld as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option. You hereby authorize withholding from payroll or any other payment due you from the Company or your employer to satisfy any such withholding tax obligation.

(b)	If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition.

(c)	By signing this Agreement, you explicitly and unambiguously consent and agree to assume any liability for fringe benefit tax that may be payable by the Company and/or your employer in connection with the Option granted under this Agreement to the extent permitted under applicable law. Further, by signing this Agreement, you agree that the Company and/or your employer may collect the fringe benefit tax from you by any reasonable method established by the Company and/or your employer. You further agree to execute any other consents or elections required to accomplish the above, promptly upon request of the Company and/or your employer.

SECTION 10. RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 11. RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 12. TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option. This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by you to a revocable trust or to one or more family members or to a trust established for your benefit and/or one or more of your family members to the extent permitted by the Plan.

SECTION 13. RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 14. SHAREHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 15. ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 16. LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF

REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 17. TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option. The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation. For your information, a memorandum that briefly summarizes current U.S. federal income tax law relating to certain aspects of stock options is attached hereto as Exhibit B. Please note that this memorandum does not purport to be complete. Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

In addition, as noted in Exhibit B, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences under new Section 409A of the Internal Revenue Code, which is generally effective January 1, 2005. The Board has made a good faith determination that the exercise price per share of the Option is not less than the fair market value of the Shares underlying your Option on the Date of Grant. It is possible, however, that the Internal Revenue Service could later challenge that determination and assert that the fair market value of the Shares underlying your Option was greater on the Date of Grant than the exercise price determined by the Board, which could result in immediate income tax upon the vesting of your Option (whether or not exercised) and a 20% tax penalty, as well as the loss of incentive stock option status (if applicable). The Company gives no assurance that such adverse tax consequences will not occur and specifically assumes no responsibility therefor. By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you. YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 18. THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

SECTION 19. MISCELLANEOUS PROVISIONS.

(a)	You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(b)	The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(c)	You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)	You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(e)	You consent to the collection, use and transfer of personal data as described in this Subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social security number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection by contacting the Human Resources Department of the Company in writing.

SECTION 20. APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

EXHIBIT A

ENVIVIO, INC. 2010 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of                     ,         , between Envivio, Inc. (the “Company”), and [Name of Optionee] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company granted Purchaser a stock option on                     , (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Number of Shares] shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1. PURCHASE OF SHARES.

(a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser                      shares of the Company’s common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement. Payment shall be delivered at the Closing, as such term is defined below.

(b) The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2. ADJUSTMENT OF SHARES.

Subject to the provisions of the Articles of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other cash or property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Right of First Refusal. Appropriate adjustments shall be made to the number and/or class of shares subject to the Right of First Refusal to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of First Refusal may be exercised by the Company’s successor.

SECTION 3. THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a) Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b) Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares. The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. An election to purchase shall be made by written notice to Purchaser. Payment for shares purchased pursuant to this Section 3 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c) If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 3(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound. The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d) Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 3.

(e) Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 3 shall have any right under this Section 3 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g) This Section 3 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser. The transferee shall execute a copy of the attached Annex I and file the same with the Secretary of the Company. For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 4. PURCHASER’S RIGHTS AFTER EXERCISE OF RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 5. LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT

REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 6. PURCHASER’S INVESTMENT REPRESENTATIONS.

(a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

(b) Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c) Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 3 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e) Purchaser understands that if the Company does not register with the U.S. Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 7. NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 8. RIGHTS OF PURCHASER.

(a) Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Common Stock.

(b) Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 9. RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 10. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 11. NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 12. SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Right of First Refusal described herein shall not constitute a waiver of any other Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 13. APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 14. NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 15. NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 16. ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ENVIVIO, INC.	[Name of Optionee] (PURCHASER)

By
Signature

Its

ANNEX I

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

OF

ENVIVIO, INC.

The undersigned, as transferee of shares of Envivio, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Envivio, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:             ,         .

(Signature of Transferee)

(Printed Name of Transferee)

EXHIBIT B

U.S. FEDERAL TAX INFORMATION

(Current as of April, 2011)

The following memorandum briefly summarizes current U.S. federal income tax law. The discussion is intended to be used solely for general information purposes and does not make specific representations to any participant. A taxpayer’s particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the U.S. federal income tax laws and regulations are revised frequently and may change again in the future. Each participant is urged to consult a tax advisor, both with respect to U.S. federal income tax consequences as well as any foreign, state or local tax consequences, before exercising any option or before disposing of any shares of stock acquired under the Plan.

Initial Grant of Options

The grant of an option, whether a nonqualified or nonstatutory stock option (“NSO”) or an incentive stock option (“ISO”), is not a taxable event for the optionee, and the Company obtains no deduction for the grant of the option. Note, however, that under new Section 409A of the Internal Revenue Code, which is generally effective January 1, 2005, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences, including immediate income tax upon the vesting of the option (whether or not exercised) and a 20% tax penalty.

Nonqualified or Nonstatutory Stock Options

The exercise of an NSO is a taxable event to the optionee. The amount by which the fair market value of the shares on the date of exercise exceeds the exercise price (the “spread”) will be taxed to the optionee as ordinary income. The spread will also be considered “wages” for purposes of FICA taxes. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee from the exercise of the option that is reported to the IRS by the optionee or the Company. In general, the optionee’s tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

Internal Revenue Service regulations generally provide that, for the purpose of avoiding federal tax penalties, a taxpayer may rely only on formal written advice meeting specific requirements. The tax discussion in this document does not meet those requirements. Accordingly, the tax discussion was not intended or written to be used, and it cannot be used, for the purpose of avoiding federal tax penalties that may be imposed on you. Further, the tax discussion in this document could be considered to support the promotion or marketing of the transaction or matter discussed herein. You and any other person reading the tax discussion should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The capital gains holding periods are complex. If shares are held for more than one year, the maximum tax rate on the gain has been reduced from twenty percent (20%) to fifteen percent (15%) for gain recognized on or after May 6, 2003, and before January 1, 2013. Because the rules are complex and can vary in individual circumstances, each participant should consider consulting his or her own tax advisor.

If an optionee exercises an NSO and pays the exercise price with previously acquired shares of stock, special rules apply. The transaction is treated as a tax-free exchange of the old shares for the same number of new shares, except as described below with respect to shares acquired pursuant to ISOs. The optionee’s basis in the new shares is the same as his or her basis in the old shares, and the capital gains holding period runs without interruption from the date when the old shares were acquired. The value of any new shares received by the optionee in excess of the number of old shares surrendered minus any cash the optionee pays for the new shares will be taxed as ordinary income. The optionee’s basis in the additional shares is equal to the fair market value of such shares on the date the shares were transferred, and the capital gain holding period commences on the same date. The effect of these rules is to defer recognition of any gain in the old shares when those shares are used to buy new shares. Stated differently, these rules allow an optionee to finance the exercise of an NSO by using shares of stock that he or she already owns, without paying current tax on any unrealized appreciation in those old shares.

Incentive Stock Options

The holder of an ISO will not be subject to U.S. federal income tax upon the exercise of the ISO, and the Company will not be entitled to a tax deduction by reason of such exercise, provided that the holder is employed by the Company on the exercise date (or the holder’s employment terminated within the three (3) months preceding the exercise date). Exceptions to this exercise timing requirement apply in the event the optionee dies or becomes disabled. A subsequent sale of the shares received upon the exercise of an ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares, provided that the sale occurs more than one (1) year after the exercise of the ISO and more than two (2) years after the grant of the ISO. In general, if a sale or disposition of the shares occurs prior to satisfaction of the foregoing holding periods (referred to as a “disqualifying disposition”), the optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction, generally equal to the amount of ordinary income recognized by the optionee from the disqualifying disposition that is reported to the IRS by the optionee or the Company.

Favorable tax treatment is accorded to an optionee only to the extent that the value of the shares (determined at the time of grant) covered by an ISO first exercisable in any single calendar year does not exceed one hundred thousand dollars ($100,000). If ISOs for shares whose aggregate value exceeds one hundred thousand dollars ($100,000) become exercisable in the same calendar year, the excess will be treated as NSOs.

A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods, then the surrender of such shares to fund the exercise of the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax treatment with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

Where the applicable holding period requirements have been met, the use of previously acquired shares of stock to pay all or a portion of the exercise price of an ISO may offer significant tax advantages. In particular, a deferral of the recognition of any appreciation in the surrendered shares is available in the same manner as discussed above with respect to NSOs.

Alternative Minimum Tax

Alternative minimum tax is paid when such tax exceeds a taxpayer’s regular U.S. federal income tax. Alternative minimum tax is calculated based on alternative minimum taxable income, which is taxable income for U.S. federal income tax purposes, modified by certain adjustments and increased by tax preference items.

The “spread” under an ISO—that is, the difference between (a) the fair market value of the shares of stock at exercise and (b) the exercise price—is classified as alternative minimum taxable income for the year of exercise. Alternative minimum taxable income may be subject to the alternative minimum tax. However, if the shares of stock purchased upon the exercise of an ISO are sold in the same taxable year in which they are acquired, then the amount includible in the taxpayer’s alternative minimum taxable income will in no event exceed the amount realized upon such sale less the option exercise price paid for those shares.

In general, when a taxpayer sells stock acquired through the exercise of an ISO, only the difference between the fair market value of the shares on the date of exercise and the date of sale is used in computing any alternative minimum tax for the year of the sale. The portion of a taxpayer’s alternative minimum tax attributable to certain items of tax preference (including the spread upon the exercise of an ISO) can be credited against the taxpayer’s regular liability in later years subject to certain limitations.

Withholding Taxes

Exercise of an NSO produces taxable income which is subject to withholding. The Company will not deliver shares to the optionee unless the optionee has agreed to satisfactory arrangements for meeting all applicable U.S. federal, state and local withholding tax requirements.

U.S. federal tax law does not require unrecognized gain on exercise of an ISO to be treated as “wages” for the purposes of FICA taxes.

THIS TAX SUMMARY IS GENERAL IN NATURE AND SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

French Employee (Non-US Taxpayer)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

ENVIVIO 2010 STOCK INCENTIVE PLAN

COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of [DATE OF GRANT], between Envivio, Inc. (the “Company”), and [Name of Purchaser] (“Purchaser”).

Date of Grant:	[DATE OF GRANT]

Vesting Commencement Date:	See Schedule 1

Shares:	[SHARES]

Purchase Price:	[PURCHASE PRICE]

Aggregate Purchase Price:	[AGGREGATE PURCHASE PRICE]

Vesting Terms:	See Schedule 1

Initial Unvested Shares:	All shares, unless otherwise set forth on Schedule 1

Acceleration:	See Schedule 1

W I T N E S S E T H:

WHEREAS, the Purchaser has provided notice of exercise of a stock purchase right granted to Purchaser under the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”) on [DATE OF GRANT] (the “Date of Grant”) under which Purchaser has the right to purchase up to [Number of Shares] shares of the Company’s common stock (the “Shares”) at the Purchase Price set forth above and for a total of the Aggregate Purchase Price set forth above; and

WHEREAS, pursuant to the Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement and the Plan. Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1. PURCHASE OF SHARES.

(a) Pursuant to the terms of the Agreement and the Plan, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser the number of shares of the Company’s common stock (the “Common Stock”) specified above for the Purchase Price per share specified above payable by check or promissory note (“Note”) in the form attached to this Agreement as Exhibit C. Payment shall be delivered at the Closing, as such term is defined below.

(b) The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2. GOVERNING PLAN.

The Shares are purchased pursuant and subject in all respects to the applicable provisions of the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”), which is incorporated herein by reference. Terms not otherwise defined in this Agreement have meanings ascribed to them in the Plan.

SECTION 3. NOTE SECURITY

If a Note is used for payment, to secure payment of the Note, the parties agree to the following:

(a)	The Note shall become payable in full upon the earlier of the following: (1) the term set forth in the Note, (2) default under the Note, (3) upon termination of the Purchaser’s Service to the Company (the “Termination Date”), (4) upon any transfer of the Shares (except a transfer to the Company), (5) immediately before the filing of a registration statement by the Company in connection with the public offering of any class of its capital stock, but only to the extent that the Purchaser is subject to the loan prohibition under Section 402 of the Sarbanes-Oxley Act of 2002, (6) upon the filing by or against the Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under any bankruptcy code or any other state or federal law for the relief of debtors, (7) upon the execution by the Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the undersigned’s assets or property, or (8) a merger or acquisition where the shareholders of the Company prior to such merger or acquisition, hold less than 51% of the surviving entity.

(b)	As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company by delivery to the Escrow Agent (as defined in Section 3(e)), a security interest in and assigns, transfers, pledges and delivers to the Company all certificates representing the Shares (the “Collateral”) and an executed blank stock assignment in the form of Exhibit B.

(c)	In the event of any foreclosure of the Company’s security interest in the Collateral, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of Company, the securities laws affecting the sale of the Shares make a public sale of the Shares in the event of foreclosure of the Company’s security interest commercially unreasonable. The parties further agree that the repurchasing of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined as set forth under Section 4 of the Agreement.

(d)	In the event of default in payment when due of any indebtedness under Purchaser’s Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party, including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

(A) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys’ fees and legal expenses incurred by the Company.

(B) In satisfaction of the remaining indebtedness under Purchaser’s Note.

(C) To Purchaser, any remaining proceeds.

(e)	Upon payment by Purchaser of the full principal amount and accrued interest under the Note, the Secretary of the Company or his designee (“Escrow Agent”) shall upon Purchaser’s request, issue to Purchaser the Shares in Escrow Agent’s possession, and such Shares shall be released from the Collateral and as security for the Note under this Section. Escrow Agent shall then be discharged of all further obligations relating to such Shares under this Section; notwithstanding the foregoing, Escrow Agent shall retain the Shares if at the time of full payment by Purchaser of such Shares, the Shares are still subject to the escrow provisions contained in Section 7 hereof. Unless Purchaser instructs otherwise, such released Shares shall remain as Collateral under this Section to further secure the balance of the Note remaining unpaid.

SECTION 4. REPURCHASE RIGHT.

All shares of Common Stock purchased by Purchaser pursuant to this Agreement that have not vested under the terms of this Agreement, together with any shares of Common Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Unvested Shares”) shall be subject to the following right of repurchase by the Company (the “Repurchase Right”).

SECTION 5. EXERCISE OF REPURCHASE RIGHT.

Upon the Termination Date, the Company shall have the right to purchase from Purchaser all Unvested Shares as of the Termination Date. The Company shall be deemed to have exercised its Repurchase Right automatically for all Unvested Shares as of the Termination Date, unless within ninety (90) days thereafter, the Company notifies the holder of the Unvested Shares pursuant to Section 18 that it will not exercise its Repurchase Rights as to some or all of the Unvested Shares.

The repurchase price per share shall be the Purchase Price per share paid by Purchaser for such shares pursuant to this Agreement.

All of the Unvested Shares purchased by Purchaser shall initially be subject to the Repurchase Right. Thereafter, the Unvested Shares initially subject to the Repurchase Right shall be released from the Repurchase Right as set forth in the above “Vesting Terms” and “Acceleration”, as applicable, subject to Purchaser’s continued Service with the Company.

The certificate(s) representing the shares to be repurchased shall be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to Purchaser the repurchase price determined according to this Section, above. The repurchase price shall be paid, at the option of the Company, by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

SECTION 6. WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE RIGHT.

If the Company determines not to exercise the Repurchase Right as to all or a portion of the Unvested Shares, the Company may, in the discretion of its Board of Directors, assign the Repurchase Right to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the Board may require that the assignee pay to the Company in cash an amount equal to the fair market value of the Repurchase Right. The Company shall promptly, prior to expiration of the ninety (90) day period referred to in Section 5 above, notify Purchaser of the number of Unvested Shares subject to the Repurchase Right assigned to such stockholders and shall notify both Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the Termination Date. In the event that the Company and/or such assignees elect not to exercise the Repurchase Right as to all or part of the Unvested Shares, the Repurchase Right shall expire as to all shares which the Company and/or such assignees have elected not to purchase.

SECTION 7. ESCROW OF SHARES.

To ensure that Purchaser’s unvested Shares are delivered to the Company upon its exercise of its Repurchase Right, Purchaser agrees at the Closing under this Agreement, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached as Exhibit A, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Purchaser (with date and number of shares in blank) in the form attached as Exhibit B. The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

Ninety (90) days after the Termination Date, the Company shall direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Right (less such shares as have been previously delivered).

SECTION 8. ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other cash or property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Repurchase Right and the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Repurchase Right and the Right of First Refusal. While the total repurchase price shall remain the same after each such event, the repurchase price per share upon exercise of the Repurchase Right shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company. Appropriate adjustments shall also be made to the number and/or class of shares subject to the Repurchase Right and the Right of First Refusal to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Repurchase Right and Right of First Refusal may be exercised by the Company’s successor.

SECTION 9. THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a) Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b) Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares.

The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. An election to purchase shall be made by written notice to Purchaser. Payment for shares purchased pursuant to this Section shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c) If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in Section 9(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound. The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d) Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section.

(e) Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section shall have any right under this Section at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g) This Section shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser.

(h) For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 10. PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE RIGHT OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 4 and 9 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 11. TAX CONSEQUENCES

(a)	No stock certificates will be released to Purchaser unless Purchaser has made arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the purchase or the vesting of the Shares. With the Company’s consent, these arrangements may include (a) withholding shares of Stock that otherwise would be delivered to Purchaser when they vest or (b) surrendering shares that Purchaser previously acquired. If Purchaser fails to make arrangements acceptable to the Company to pay any such withholding taxes, the Company, in its sole discretion, may withhold shares of Stock that otherwise would be distributed to Purchaser when they vest (or upon such other date on which withholding obligations arise) to satisfy the withholding obligation, but not in excess of the amount of shares necessary to satisfy the minimum withholding amount. The Fair Market Value of the shares surrendered, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as credit against the withholding taxes. Purchaser also authorizes the Company, or Purchaser’s actual employer, to satisfy all withholding obligations of the Company or Purchaser’s actual employer from Purchaser’s wages or other cash compensation payable to Purchaser by the Company or Purchaser’s actual employer.

(b)	In connection with the receipt of the Shares pursuant to this Agreement, Purchaser agrees that Purchaser is not subject to taxation by the Internal Revenue Service of the United States. PURCHASER SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR IF PURCHASER IS A U.S. TAXPAYER.

(c)	If Purchaser is subject to French Taxation, Purchaser will timely file the tax election attached as Exhibit D.

SECTION 12. LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 13. PURCHASER’S INVESTMENT REPRESENTATIONS.

(a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

(b) Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c) Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Section shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 14. NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 15. RIGHTS OF PURCHASER.

(a) Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(b) Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 16. RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 17. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 18. NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 19. SUCCESSORS AND ASSIGNS; WAIVER.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Right or Right of First Refusal described herein shall not constitute a waiver of any other Repurchase Right or Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 20. APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 21. NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 22. NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 23. ENTIRE AGREEMENT.

This Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ENVIVIO, INC.	[Name of Purchaser] (PURCHASER)

By:
Signature
Its:

French Employee (Non-US Taxpayer)

SCHEDULE 1

Vesting Commencement Date:	April 8, 2011

Vesting Terms:	Cliff: The Shares vest with respect to the first one-fourth (1/4th) of the Shares when the Purchaser completes 12 months of continuous Service after the Vesting Commencement Date, and with respect to an additional 1/48th of the Shares when the Purchaser completes each full month of continuous Service thereafter.

Change of Control Acceleration:	Notwithstanding the foregoing, immediately prior to an acquisition of or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity or the sale, lease, exchange or other transfer or disposition by the Company of all or substantially all of the Company’s assets (the “Change of Control”), 25% of the unvested Shares as of the date of the Change of Control shall vest immediately prior to the Change of Control, but only if more than 0% of the Shares are vested as of the date of the Change of Control.

Other Restricted Shares	As a condition of the grant of this stock purchase right, Purchaser hereby agrees that all outstanding unvested Shares held by Purchaser on the date hereof shall be subject to accelerated vesting upon a change of control of the Company only in accordance with the terms of the Change of Control Acceleration provision set forth above, notwithstanding any contrary provision in any other stock purchase agreement.

EXHIBIT A

JOINT ESCROW INSTRUCTIONS

            ,

To Secretary

Envivio, Inc.

[Address of Company]

Dear Sir or Madam:

As Escrow Agent for Envivio, Inc. (the “Company”), and [Name of Purchaser] (the “Purchaser”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Purchaser and the certificate(s) of stock representing Purchaser’s unvested shares purchased in accordance with the terms of the common stock purchase agreement (the “Agreement”) entered into between the Company and Purchaser, in accordance with the following instructions:

1. In the event that the Company elects to exercise the Repurchase Right as described in Section 4 of the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

2. At the closing, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company. The Company shall simultaneously deliver to you the repurchase price for the number of shares being purchased pursuant to the exercise of the Repurchase Right.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement. Purchaser irrevocably appoints you as his or her attorney-in-fact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions. Subject to the provisions of this Section, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4. In accordance with the terms of Section 7 of the Agreement, you may, from time to time, deliver to Purchaser a certificate or certificates representing shares that are no longer subject to the Repurchase Right.

5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver them to Purchaser and shall be discharged from all further obligations under these Joint Escrow Instructions.

7. Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

8. You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9. You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

13. Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected. You are under no duty whatsoever to institute or defend against any such proceedings.

16. Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

17. By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

Envivio, Inc.

By:

Its:

ESCROW AGENT:	[NAME OF PURCHASER] (PURCHASER)

Signature	Signature

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                              sells, assigns and transfers to Envivio, Inc. (the “Company”) or its assignee                              (                    ) shares of the Common Stock of the Company (the “Shares”), standing in his or her name on the books of the Company represented by Certificate No.                      and irrevocably constitutes and appoints                              as Attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:             ,         .

[NAME OF PURCHASER]

(Signature)

Spousal Consent (if applicable)

                              (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name

Signature

THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE RIGHT” OR NOTE SECURITY RIGHT SET FORTH IN THE COMMON STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

French Employee (Non-US Taxpayer)

EXHIBIT C

[PURCHASE PRICE]	South San Francisco, California
Effective: [DATE OF GRANT]

For value received, the undersigned promises to pay to ENVIVIO, INC, a Delaware corporation (the “Company”), or order, at its principal office, the principal sum of [SPELL PURCHASE PRICE] United States Dollars ([PURCHASE PRICE]) with interest thereon at the applicable [French reference interest rate] in effect for the above referenced month and year (to be later inserted at the bottom of this Note), compounded annually, on the unpaid balance of the principal sum. All principal and accrued interest shall be due and payable on or before five (5) years after the date of this Note.

This Note is secured by a pledge of certain shares of the Company’s Common Stock (the “Shares”) pursuant to a Common Stock Purchase Agreement of even date herewith, and is subject to all the provisions thereof.

The foregoing notwithstanding, this Note shall be immediately due and payable, at the option of the holder if any of the following events occur: (a) upon the termination of the employment of the undersigned by the Company for any reason, (b) upon the term set forth in the Note, (c) upon any default under the Note, (d) upon any transfer of the Shares (except a transfer to the Company), (e) immediately prior to the filing of a registration statement by the Company in connection with the public offering of any class of its capital stock, but only to the extent that the undersigned is subject to the loan prohibition under Section 402 of the Sarbanes-Oxley Act of 2002, (f) upon the filing by or against the undersigned of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors, (g) upon the execution by the undersigned of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the undersigned’s assets or property, or (h) upon a merger or acquisition where the shareholders of the Company prior to such merger or acquisition, hold less than 51% of the surviving entity.

The principal and interest are payable in lawful money of the United States of America. The undersigned may prepay in full the amount of any principal or accrued interest under the Note.

Should default be made in the payment of any installment when due, then the whole sum of principal and accrued interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys’ fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

This Note is secured by a pledge of certain shares of the Company’s Common Stock pursuant to a Common Stock Purchase Agreement of even date herewith, and is subject to all the provisions thereof.

The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default. Regardless of any collateral that may secure the undersigned’s obligations under this Note, the undersigned shall remain personally liable for the payment in full of any indebtedness owing under this Note.

[NAME]

Interest Rate: [—] [FRENCH INTEREST RATE]

French Employee (Non-US Taxpayer)

(FOR FRENCH TAXPAYERS)

NOTE: USE ONLY FOR WITH AN EXERCISE VALUE OF EURO        OR MORE)

EXHIBIT D

French tax instructions attached.

Outside Directors

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Envivio, Inc. (the “Company”) hereby grants you the following Option to purchase shares of its common stock (“Shares”). The terms and conditions of this Option are set forth in the Stock Option Agreement and the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:

Name of Optionee:	[Name]

Number of Option Shares:

Exercise Price per Share:

Vesting Start Date:	The Option will begin vesting, if at all, on the date the Company completes an initial underwritten public offering of its Stock on a national securities exchange pursuant to an effective registration statement on Form S-1 (“IPO”) on or before December 31, 2011. The Option shall be forfeited automatically if the Company does not complete the IPO on or before December 31, 2011 and prior to a Change of Control of the Company. For purposes of the Stock Option Agreement, a “Change of Control” is an acquisition of or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity or the sale, lease, exchange or other transfer or disposition by the Company of all or substantially all of the Company’s assets.

Type of Option:	NSO

Vesting Schedule:	Subject to the terms and conditions set forth in Section 2 of the Stock Option Agreement, the Shares subject to this Option shall vest and become exercisable monthly over a four-year period beginning on the day which is one month after the completion of the IPO, at a monthly rate of 2.0833% of the total number of

Shares subject to this Option, subject to your continued Service as an Outside Director. Notwithstanding the foregoing, this Option shall fully vest and become exercisable upon a Change of Control that occurs after the IPO Date, subject to your continued Service as an Outside Director through the Change of Control.

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); (b) you hereby make the purchaser’s investment representations contained in the Exercise Notice with respect to the grant of this Option; (c) you understand and agree that the Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Option prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[OPTIONEE]	ENVIVIO, INC.

By:

Its:

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

SECTION 1. KIND OF OPTION.

This Option is intended to be either an incentive stock option intended to meet the requirements of section 422 of the Internal Revenue Code (an “ISO”) or a non-statutory option (an “NSO”), which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant. Even if this Option is designated as an ISO, it shall be deemed to be an NSO to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

SECTION 2. VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option will be exercisable with respect to the Shares that have become vested in accordance with the schedule set forth in the Notice of Stock Option Grant. If your Option is granted in consideration of your Service as an Employee or a Consultant, after your Service as an Employee or a Consultant terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Employee or a Consultant terminates. If your Option is granted in consideration of your Service as an Outside Director, after your Service as an Outside Director terminates for any reason, vesting of your Shares subject to such Option immediately stops and such Option expires immediately as to the number of Shares that are not vested as of the date your Service as an Outside Director terminates.

SECTION 3. TERM.

Your Option will expire in any event at the close of business at Company headquarters on ten (10) years after the Date of Grant; provided, however, that if your Option is an ISO it will expire five (5) years after the Date of Grant if you are a Ten-Percent Shareholder of the Company (the “Expiration Date”). Also, your Option will expire earlier if your Service terminates, as described below.

SECTION 4. TERMINATION.

(a)	If your Service terminates for any reason, the vested portion of your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination of Service. During that twelve (12) month period, you may exercise the portion of your Option that was vested on your termination date. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 5. EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A. You must submit this form, together with full payment, to the Company. Your exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 6. PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents. Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise. To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes. The Company will provide the forms necessary to make such a cashless exercise. The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

SECTION 7. TAX WITHHOLDING AND REPORTING.

(a)	You will not be allowed to exercise this Option unless you pay, or make acceptable arrangements to pay, any taxes required to be withheld as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option. You hereby authorize withholding from payroll or any other payment due you from the Company or your employer to satisfy any such withholding tax obligation.

(b)	If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition.

(c)

By signing this Agreement, you explicitly and unambiguously consent and agree to assume any liability for fringe benefit tax that may be payable by the Company and/or your employer in connection with the Option granted under this Agreement to the extent permitted under applicable law. Further, by signing this Agreement, you agree that the Company and/or your employer may collect the fringe benefit tax from you by any reasonable method established by the Company and/or your employer. You further agree to execute any other consents or elections required to accomplish the above, promptly upon request of the Company and/or your employer.

SECTION 8. RIGHT OF FIRST REFUSAL.

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a “Right of First Refusal” with respect to such Shares in accordance with the provisions of the Exercise Notice.

SECTION 9. RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, including the Company’s initial public offering, you may be prohibited from engaging in any transaction with respect to any of the Company’s common stock without the prior written consent of the Company or its underwriters in accordance with the provisions of the Exercise Notice.

SECTION 10. TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option. This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by you to a revocable trust or to one or more family members or to a trust established for your benefit and/or one or more of your family members to the extent permitted by the Plan.

SECTION 11. RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 12. SHAREHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 13. ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 14. LEGENDS.

All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 15. TAX DISCLAIMER.

You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option. The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation. For your information, a memorandum that briefly summarizes current U.S. federal income tax law relating to certain aspects of stock options is attached hereto as Exhibit B. Please note that this memorandum does not purport to be complete. Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

In addition, as noted in Exhibit B, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences under new Section 409A of the Internal Revenue Code, which is generally effective January 1, 2005. The Board has made a good faith determination that the exercise price per share of the Option is not less than the fair market value of the Shares underlying your Option on the Date of Grant. It is possible, however, that the Internal Revenue Service could later challenge that determination and assert that the fair market value of the Shares underlying your Option was greater on the Date of Grant than the exercise price determined by the Board, which could result in immediate income tax upon the vesting of your Option (whether or not exercised) and a 20% tax penalty, as well as the loss of incentive stock option status (if applicable). The Company gives no assurance that such adverse tax consequences will not occur and specifically assumes no responsibility therefor. By accepting this Option, you acknowledge that any tax liability or other adverse tax consequences to you resulting from the grant of the Option will be the responsibility of, and will be borne entirely by, you. YOU ARE THEREFORE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR BEFORE ACCEPTING THE GRANT OF THIS OPTION.

SECTION 16. THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. The Notice of Stock Option Grant, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

SECTION 17. MISCELLANEOUS PROVISIONS.

(a)	You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(b)	The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(c)	You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)	You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(e)	You consent to the collection, use and transfer of personal data as described in this Subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social security number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection by contacting the Human Resources Department of the Company in writing.

SECTION 18. APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

EXHIBIT A

ENVIVIO, INC. 2010 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of                     ,             , between Envivio, Inc. (the “Company”), and [Optionee] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company granted Purchaser a stock option on                     , (the “Date of Grant”) pursuant to a stock option agreement (the “Option Agreement”) under which Purchaser has the right to purchase up to [Number of Shares] shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1. PURCHASE OF SHARES.

(a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser              shares of the Company’s common stock (the “Common Stock”) for the Exercise Price per share specified in the Notice of Stock Option Grant payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement. Payment shall be delivered at the Closing, as such term is defined below.

(b) The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2. ADJUSTMENT OF SHARES.

Subject to the provisions of the Articles of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other cash or property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to the Right of First Refusal, as defined below, with the same force and effect as the shares subject to the Right of First Refusal. Appropriate adjustments shall be made to the number and/or class of shares subject to the Right of First Refusal to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of First Refusal may be exercised by the Company’s successor.

SECTION 3. THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a) Purchaser shall promptly deliver a notice (“Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Purchaser proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both Purchaser and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b) Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares. The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. An election to purchase shall be made by written notice to Purchaser. Payment for shares purchased pursuant to this Section 3 shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c) If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 3(b), Purchaser may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Purchaser is bound. The third-party purchaser shall be bound by, and shall acquire the shares of stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d) Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section 3.

(e) Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 3 shall have any right under this Section 3 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(g) This Section 3 shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of Purchaser’s Immediate Family (defined below) or to a trust established by Purchaser for the benefit of Purchaser and/or one or more members of Purchaser’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Purchaser. The transferee shall execute a copy of the attached Annex I and file the same with the Secretary of the Company. For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 4. PURCHASER’S RIGHTS AFTER EXERCISE OF RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 5. LEGEND OF SHARES.

All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT

REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

If the Option is an ISO, then the following legend should be included:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE COMPANY MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.

SECTION 6. PURCHASER’S INVESTMENT REPRESENTATIONS.

(a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

(b) Purchaser understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c) Purchaser agrees that in no event shall Purchaser make a disposition of any of the Common Stock (including a disposition under Section 3 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the applicable U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e) Purchaser understands that if the Company does not register with the U.S. Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 7. NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 8. RIGHTS OF PURCHASER.

(a) Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Common Stock.

(b) Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 9. RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 10. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 11. NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 12. SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Right of First Refusal described herein shall not constitute a waiver of any other Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 13. APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 14. NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 15. NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 16. ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ENVIVIO, INC.	[Optionee] (PURCHASER)

By
Signature

Its

ANNEX I

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

OF

ENVIVIO, INC.

The undersigned, as transferee of shares of Envivio, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Envivio, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated:             ,         .

(Signature of Transferee)

(Printed Name of Transferee)

EXHIBIT B

U.S. FEDERAL TAX INFORMATION

(Current as of April, 2011)

The following memorandum briefly summarizes current U.S. federal income tax law. The discussion is intended to be used solely for general information purposes and does not make specific representations to any participant. A taxpayer’s particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the U.S. federal income tax laws and regulations are revised frequently and may change again in the future. Each participant is urged to consult a tax advisor, both with respect to U.S. federal income tax consequences as well as any foreign, state or local tax consequences, before exercising any option or before disposing of any shares of stock acquired under the Plan.

Initial Grant of Options

The grant of an option, whether a nonqualified or nonstatutory stock option (“NSO”) or an incentive stock option (“ISO”), is not a taxable event for the optionee, and the Company obtains no deduction for the grant of the option. Note, however, that under new Section 409A of the Internal Revenue Code, which is generally effective January 1, 2005, options granted at a discount from fair market value may be considered “deferred compensation” subject to adverse tax consequences, including immediate income tax upon the vesting of the option (whether or not exercised) and a 20% tax penalty.

Nonqualified or Nonstatutory Stock Options

The exercise of an NSO is a taxable event to the optionee. The amount by which the fair market value of the shares on the date of exercise exceeds the exercise price (the “spread”) will be taxed to the optionee as ordinary income. The spread will also be considered “wages” for purposes of FICA taxes. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee from the exercise of the option that is reported to the IRS by the optionee or the Company. In general, the optionee’s tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

Internal Revenue Service regulations generally provide that, for the purpose of avoiding federal tax penalties, a taxpayer may rely only on formal written advice meeting specific requirements. The tax discussion in this document does not meet those requirements. Accordingly, the tax discussion was not intended or written to be used, and it cannot be used, for the purpose of avoiding federal tax penalties that may be imposed on you. Further, the tax discussion in this document could be considered to support the promotion or marketing of the transaction or matter discussed herein. You and any other person reading the tax discussion should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The capital gains holding periods are complex. If shares are held for more than one year, the maximum tax rate on the gain has been reduced from twenty percent (20%) to fifteen percent (15%) for gain recognized on or after May 6, 2003, and before January 1, 2013. Because the rules are complex and can vary in individual circumstances, each participant should consider consulting his or her own tax advisor.

If an optionee exercises an NSO and pays the exercise price with previously acquired shares of stock, special rules apply. The transaction is treated as a tax-free exchange of the old shares for the same number of new shares, except as described below with respect to shares acquired pursuant to ISOs. The optionee’s basis in the new shares is the same as his or her basis in the old shares, and the capital gains holding period runs without interruption from the date when the old shares were acquired. The value of any new shares received by the optionee in excess of the number of old shares surrendered minus any cash the optionee pays for the new shares will be taxed as ordinary income. The optionee’s basis in the additional shares is equal to the fair market value of such shares on the date the shares were transferred, and the capital gain holding period commences on the same date. The effect of these rules is to defer recognition of any gain in the old shares when those shares are used to buy new shares. Stated differently, these rules allow an optionee to finance the exercise of an NSO by using shares of stock that he or she already owns, without paying current tax on any unrealized appreciation in those old shares.

Incentive Stock Options

The holder of an ISO will not be subject to U.S. federal income tax upon the exercise of the ISO, and the Company will not be entitled to a tax deduction by reason of such exercise, provided that the holder is employed by the Company on the exercise date (or the holder’s employment terminated within the three (3) months preceding the exercise date). Exceptions to this exercise timing requirement apply in the event the optionee dies or becomes disabled. A subsequent sale of the shares received upon the exercise of an ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares, provided that the sale occurs more than one (1) year after the exercise of the ISO and more than two (2) years after the grant of the ISO. In general, if a sale or disposition of the shares occurs prior to satisfaction of the foregoing holding periods (referred to as a “disqualifying disposition”), the optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction, generally equal to the amount of ordinary income recognized by the optionee from the disqualifying disposition that is reported to the IRS by the optionee or the Company.

Favorable tax treatment is accorded to an optionee only to the extent that the value of the shares (determined at the time of grant) covered by an ISO first exercisable in any single calendar year does not exceed one hundred thousand dollars ($100,000). If ISOs for shares whose aggregate value exceeds one hundred thousand dollars ($100,000) become exercisable in the same calendar year, the excess will be treated as NSOs.

A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods, then the surrender of such shares to fund the exercise of the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax treatment with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

Where the applicable holding period requirements have been met, the use of previously acquired shares of stock to pay all or a portion of the exercise price of an ISO may offer significant tax advantages. In particular, a deferral of the recognition of any appreciation in the surrendered shares is available in the same manner as discussed above with respect to NSOs.

Alternative Minimum Tax

Alternative minimum tax is paid when such tax exceeds a taxpayer’s regular U.S. federal income tax. Alternative minimum tax is calculated based on alternative minimum taxable income, which is taxable income for U.S. federal income tax purposes, modified by certain adjustments and increased by tax preference items.

The “spread” under an ISO—that is, the difference between (a) the fair market value of the shares of stock at exercise and (b) the exercise price—is classified as alternative minimum taxable income for the year of exercise. Alternative minimum taxable income may be subject to the alternative minimum tax. However, if the shares of stock purchased upon the exercise of an ISO are sold in the same taxable year in which they are acquired, then the amount includible in the taxpayer’s alternative minimum taxable income will in no event exceed the amount realized upon such sale less the option exercise price paid for those shares.

In general, when a taxpayer sells stock acquired through the exercise of an ISO, only the difference between the fair market value of the shares on the date of exercise and the date of sale is used in computing any alternative minimum tax for the year of the sale. The portion of a taxpayer’s alternative minimum tax attributable to certain items of tax preference (including the spread upon the exercise of an ISO) can be credited against the taxpayer’s regular liability in later years subject to certain limitations.

Withholding Taxes

Exercise of an NSO produces taxable income which is subject to withholding. The Company will not deliver shares to the optionee unless the optionee has agreed to satisfactory arrangements for meeting all applicable U.S. federal, state and local withholding tax requirements.

U.S. federal tax law does not require unrecognized gain on exercise of an ISO to be treated as “wages” for the purposes of FICA taxes.

THIS TAX SUMMARY IS GENERAL IN NATURE AND SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN OPTION. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Standard Employee Form

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE OR APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Envivio, Inc. (the “Company”) hereby grants you the following Restricted Stock Units (or “RSUs”) representing shares of its common stock (“Shares”). The terms and conditions of this award (“Award”) are set forth in the Restricted Stock Unit Agreement and the Envivio, Inc. 2010 Stock Incentive Plan (the “Plan”), both of which are attached to and made a part of this document.

Name of Participant:

Total Number of Restricted Stock Units Granted:

Date of Grant:

Vesting Commencement Date:	The RSUs will begin vesting, if at all, on the first day following the end of the underwriter’s lock-up period (the “Lock-Up Expiration Date”) following an initial underwritten public offering of the Company’s common stock national securities exchange pursuant to an effective registration statement on Form S-1 (“IPO”) completed on or before December 31, 2011, and all RSUs subject to the Award will be forfeited automatically if the Company does not complete an IPO on or before December 31, 2011.

Vesting Schedule:	1/12th of the RSUs will vest on the last day of each of the 20 fiscal quarters following the Lock-Up Expiration Date subject to your continued employment through each such date, provided that on the last day of each fiscal quarter, the Company’s price per Share must be greater than the following amounts in the corresponding fiscal year (adjusted pursuant to Section 10 of the Plan for any stock split in or similar capital event affecting

Standard Employee Form

Company’s shares and measured as the average closing price in the last 5 trading days of the fiscal quarter) in order for each installment of the RSUs to vest, and provided further that no more than 100% of the RSUs will vest:

FY 2012: $1.19 * ADJ

FY 2013: $1.25 * ADJ

FY 2014: 1.31 * ADJ

FY 2015: 1.38 * ADJ

FY 2016: 1.45 * ADJ

FY 2017: 1.52 * ADJ

N0= ^IXIC average index over the 5 trading days following the effective date of the IPO

N= ^IXIC average index over the last 5 trading days of the fiscal quarter

ADJ= The NASDAQ Adjustment factor = N/N0

If a Change of Control (as defined below) at $250 million or more occurs after an IPO completed in 2011:

•      Single Trigger: 25% of the unvested RSUs as of the date of the Change of Control will be vested immediately upon the Change of Control, but only if more than 0% of the RSUs subject to the Award are vested as of the date of the Change of Control. The balance will vest in accordance with the original vesting schedule subject to your continued employment but without regard to Stock price performance.

For purposes of this Restricted Stock Unit Agreement, a “Change of Control” means an acquisition of or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity or the sale, lease, exchange or other transfer or disposition by the company of all or substantially all of the Company’s assets.

Standard Employee Form

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Restricted Stock Unit Agreement and the Plan; (b) you hereby make the investment representations contained in the Restricted Stock Unit Agreement with respect to the grant of this Award; (c) you understand and agree that the Restricted Stock Unit Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Award, and that any prior agreements, commitments or negotiations concerning this Award are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Award prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[NAME OF PARTICIPANT]	ENVIVIO, INC.

By:

Its:
Print Name

ENVIVIO, INC.

2010 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. PAYMENT FOR RESTRICTED STOCK UNITS.

No cash payment is required for the Restricted Stock Units you receive. You are receiving the Restricted Stock Units in consideration for past Services rendered by you.

SECTION 2. VESTING.

The Restricted Stock Units that you are receiving will vest in installments, as shown in the Notice of Restricted Stock Unit Award.

No additional Restricted Stock Units vest after your Service as an Employee or a Consultant has terminated for any reason.

SECTION 3. FORFEITURE.

If your Service terminates for any reason, then your Award expires immediately as to the number of Restricted Stock Units that have not vested before the termination date and do not vest as a result of termination.

This means that the unvested Restricted Stock Units will immediately be cancelled. You receive no payment for Restricted Stock Units that are forfeited.

The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

SECTION 4. NATURE OF RESTRICTED STOCK UNITS.

Your Restricted Stock Units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on a future date. As a holder of Restricted Stock Units, you have no rights other than the rights of a general creditor of the Company.

SECTION 5. NO VOTING RIGHTS OR DIVIDENDS.

Your Restricted Stock Units carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a shareholder of the Company unless and until your Restricted Stock Units are settled by issuing Shares. No adjustments will be made for dividends or other rights if the applicable record date occurs before your Shares are issued, except as described in the Plan.

SECTION 6. RESTRICTED STOCK UNITS NONTRANSFERABLE.

You may not sell, transfer, assign, pledge or otherwise dispose of any Restricted Stock Units. For instance, you may not use your Restricted Stock Units as security for a loan. If you attempt to do any of these things, your Restricted Stock Units will immediately become invalid.

SECTION 7. SETTLEMENT OF RESTRICTED STOCK UNITS.

Each of your vested Restricted Stock Units will be settled when it vests.

At the time of settlement, you will receive one Share for each vested Restricted Stock Unit; provided, however, that no fractional Shares will be issued or delivered pursuant to the Plan or this Agreement, and the Company will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated. In addition, the Shares are issued to you subject to the condition that the issuance of the Shares not violate any law or regulation.

SECTION 8. WITHHOLDING TAXES AND STOCK WITHHOLDING.

No Shares will be distributed to you unless you have made arrangements acceptable to the Company to pay withholding taxes that may be due as a result of this Award or the settlement of the Restricted Stock Units. With the Company’s consent, these arrangements may include (a) withholding Shares that otherwise would be distributed to you when the Restricted Stock Units are settled or (b) surrendering Shares that you previously acquired. The Fair Market Value of these Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as credit against the withholding taxes. You also authorize the Company, or your actual employer, to satisfy all withholding obligations of the Company or your actual employer from your wages or other cash compensation payable to you by the Company or your actual employer.

SECTION 9. RESTRICTIONS ON RESALE.

You hereby agree that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (“Securities Act”), including the Company’s initial public offering, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. You hereby agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this section, the Company may impose stop-transfer instructions with respect to the Stock until the end of the applicable stand-off period.

SECTION 10. THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Stock registered in your name may be sold or transferred, such shares shall first be offered to the Company as follows (the “Right of First Refusal”):

(a)	You shall promptly deliver a notice (“Notice”) to the Company stating (i) your bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which you propose to sell or transfer such shares, (iv) the name of the proposed transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable U.S. federal, state or foreign securities laws. The Notice shall be signed by both you and the proposed transferee and must constitute a binding commitment subject to the Company’s Right of First Refusal as set forth herein.

(b)	Within thirty (30) days after receipt of the Notice, the Company may elect to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. If the Company elects not to purchase all or any portion of the shares, the Company may assign its right to purchase all or any portion of the shares. The assignees may elect within thirty (30) days after receipt by the Company of the Notice to purchase all or any portion of the shares to which the Notice refers, at the price per share specified in the Notice. An election to purchase shall be made by written notice to you. Payment for shares purchased pursuant to the Right of First Refusal shall be made within thirty (30) days after receipt of the Notice by the Company and, at the option of the Company, may be made by cancellation of all or a portion of outstanding indebtedness, if any, or in cash or both.

(c)

If all or any portion of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph (b), you may sell those shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within sixty (60) days of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable U.S. federal, state and foreign securities laws and not in violation of any other contractual restrictions to which you are bound. The third-party transferee shall be bound by, and shall acquire the shares of Stock subject to, the provisions of this Agreement, including the Company’s Right of First Refusal.

(d)	Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Company’s Right of First Refusal and shall require compliance with the procedures described in this Section.

(e)	You agree to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

(f)	Notwithstanding the above, neither the Company nor any assignee of the Company under this Section shall have any rights pursuant to the Right of First Refusal at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act.

(g)	The Right of First Refusal shall not apply to (i) a transfer by will or intestate succession, or (ii) a transfer to one or more members of your Immediate Family (defined below) or to a trust established by you for the benefit of you and/or one or more members of your Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to you. For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

(h)	If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the Right of First Refusal, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 11. LEGEND OF SHARES.

All certificates representing the Stock awarded upon settlement of the Restricted Stock Units shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER

THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

SECTION 12. INVESTMENT REPRESENTATIONS.

(a)	This Agreement is made with you in reliance upon your representations and warranties to the Company, which by your acceptance hereof you acknowledge and agree, that the Stock which you will receive in connection with this Award will be acquired for investment for an indefinite period for your own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that, at the time you receive the Stock, you will have no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of your property shall at all times be within your control. By executing this Agreement, you further represent and warrant that you do not, and at the time you receive the Stock will not, have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Stock.

(b)	You understand that the Stock you will receive in connection with this Award will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on your representations and warranties set forth herein.

(c)	You agree that in no event will you make a disposition of any of the Stock unless and until (i) you shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) you shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)	With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, you represent that you are able to fend for yourself in the transactions contemplated by this Agreement, you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of your investment, you have the ability to bear the economic risks of your investment and have been furnished with and have access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)	You understand that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when you desire to sell the Stock, you may be required to hold the Stock that you receive in connection with this Award for an indeterminate period. You also acknowledge that you understand that any sale of the Stock which might be made by you in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 13. NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 14. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 15. NO RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company or a parent or subsidiary of the Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 16. ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in Company Shares, the number of Restricted Stock Units covered by this Award shall be adjusted pursuant to the Plan.

SECTION 17. SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon you and your heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Right of First Refusal described herein shall not constitute a waiver of any other Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18. NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 19. APPLICABLE LAW.

This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

SECTION 20. NO ORAL MODIFICATION.

Within the limitations of the Plan, the Board may modify this Award. The foregoing notwithstanding, no modification of this Award shall, without your consent, materially impair your rights or increase your obligations under the Award.

SECTION 21. THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.